Mortgage Loans Held for Sale	12 Months Ended
Dec. 31, 2013
Receivables [Abstract]
Mortgage Loans Held for Sale
Mortgage Loans Held for Sale

The following summarizes mortgage loans held for sale at fair value as of December 31, 2013 and 2012:

	December 31,
	2013	2012
Conventional [1]	$409,863	$110,493
Government insured [2]	267,497	108,131
Non-agency jumbo	5,720	—
Total mortgage loans held for sale, at fair value	$683,080	$218,624
[1] Conventional includes FNMA and FHLMC mortgage loans.
[2] Government insured includes GNMA mortgage loans (including Federal Housing Administration, Department of Veterans Affairs and United States Department of Agricultural mortgage loans).

Under certain of the Company’s mortgage funding arrangements (including secured borrowings and warehouse lines of credit), the Company is required to pledge mortgage loans as collateral to secure borrowings. The mortgage loans pledged as collateral must equal at least 100% of the related outstanding borrowings under the mortgage funding arrangements. The outstanding borrowings are monitored and the Company is required to deliver additional collateral if the amount of the outstanding borrowings exceeds the fair value of the pledged mortgage loans. As of December 31, 2013, the Company had pledged $598,980 in fair value of mortgage loans held for sale as collateral to secure debt under its mortgage funding arrangements, with the remaining $84,100 of mortgage loans held for sale funded with the Company’s excess cash. As of December 31, 2012, the Company had pledged $218,624 in fair value of mortgage loans held for sale as collateral to secure debt under its mortgage funding arrangements. The mortgage loans held as collateral by the respective lenders are restricted solely to satisfy the Company’s borrowings under those mortgage funding arrangements. Refer to Note 12 “Debt” for additional information related to the Company’s outstanding borrowings as of December 31, 2013 and 2012.